Intercompany Debt	9 Months Ended
Jun. 30, 2012
Debt Disclosure [Abstract]
Intercompany Debt
Intercompany Debt

In conjunction with the acquisition of Post in 2008, Ralcorp assumed ownership of certain debt instruments, additionally Ralcorp issued certain intercompany debt instruments to other Ralcorp entities which are presented in the following table. Though Ralcorp is the legal entity obligated to repay all of the assumed debt, these debt instruments and related interest expense and interest payments have been reported in the financial statements of Post for periods prior to the Spin-Off. Post Foods, LLC, along with certain other subsidiaries of Ralcorp, was a guarantor of Ralcorp's debt and that debt was collateralized in part by a pledge of 65% of the stock of Post Foods Canada Corp. In connection with the Spin-Off, Post was released from any and all obligations related to the debt including any and all guarantees and collateral agreements and all accrued and unpaid interest. See Note 10 for further information on the Company's indebtedness after the Spin-Off.

The outstanding balances and related interest rates on intercompany debt instruments are summarized in the following table.

	June 30, 2012	September 30, 2011
7.29% Fixed Rate Senior Notes maturing 2018	$—	$577.5
2.83% Floating Rate Senior Notes maturing 2018	—	20.0
7.39% Fixed Rate Senior Notes maturing 2020	—	67.0
7.50% Note Payable to RAH Canada L.P.	—	52.0
1.00% Note Payable to RH Financial Corporation	—	68.0
	$—	$784.5
Less: Current Portion	—	(68.0)
Total long-term intercompany debt	$—	$716.5